Deutsche Asset Management

                                                                 Mutual Fund
                                                                   Annual Report

                                                              September 30, 2000
[graphic omitted]




PreservationPlus Income

Formerly BT PreservationPlus Income Fund

                                              A Member of the
                                              Deutsche Bank Group [logo omitted]

PreservationPlus Income
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS                                        3

              PRESERVATIONPLUS INCOME
                 Statement of Assets and Liabilities                        7
                 Statement of Operations                                    8
                 Statements of Changes in Net Assets                        9
                 Financial Highlights                                      10
                 Notes to Financial Statements                             11
                 Report of Independent Auditors                            13
                 Tax Information                                           13

              PRESERVATIONPLUS INCOME PORTFOLIO
                 Schedule of Portfolio Investments                         14
                 Statement of Assets and Liabilities                       18
                 Statement of Operations                                   19
                 Statements of Changes in Net Assets                       20
                 Financial Highlights                                      21
                 Notes to Financial Statements                             22
                 Report of Independent Auditors                            26




--------------------------------------------------------------------------------
                         The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks,
                         including   possible  loss  of  principal   amount
                         invested.
--------------------------------------------------------------------------------
                                        2

PreservationPlus Income
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for PreservationPlus Income (the "Fund"), providing a detailed review of the market, the Portfolio, and our outlook. Included is a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

PreservationPlus Income was the first SEC registered mutual fund specifically designed as an investment alternative for individuals with IRAs previously invested in bond funds, money market funds, savings accounts and CDs1, as well as rollovers from retirement programs invested in traditional GIC commingled funds and other stable value products. It is well worth noting that until this Fund was introduced in December 1998, the only alternative retirement plan rollovers had for their conservative, stable value assets was money market funds. PreservationPlus Income seeks to deliver returns above those of money market funds while maintaining a stable value per share. The Fund is offered to Traditional IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension IRAs (SEP IRAs), Savings Incentive Match Plan for Employees (SIMPLE IRAs), and Keogh plans.

MARKET ACTIVITY

OVERALL, THE US FIXED INCOME MARKETS PERFORMED STRONGLY DURING THE FISCAL YEAR.

o For the twelve months ended September 30, 2000, commercial mortgage-backed securities and mortgage-backed securities performed the best of the US bond market sectors, with nominal annual returns of 7.80% and 7.42%, respectively.

o An inverted yield curve combined with the uncertainty surrounding the length and extent of the Federal Reserve Board tightening campaign led US Treasuries to a close second with a nominal annual return of 7.29%. For the fiscal year, two-year US Treasury yields

------------------------------------------------------------------------------------------------------------------
                                                         CUMULATIVE                      AVERAGE ANNUAL
                                                       TOTAL RETURNS                      TOTAL RETURNS

   Periods ended                                    Past 1           Since           Past 1             Since
   September 30, 2000                                 year        inception            year         inception
------------------------------------------------------------------------------------------------------------------
 PreservationPlus Income2
   (inception 12/23/98)                              6.65%            11.38%           6.65%             6.27%
------------------------------------------------------------------------------------------------------------------
 Lehman 1-3 Year Government/
   Corporate Index3                                  5.99%             8.66%4          5.99%             4.86%4
------------------------------------------------------------------------------------------------------------------
 Wrapped Lehman Intermediate Aggregate
   Income Index3                                     5.96%            10.32%4          5.96%             5.77%4
------------------------------------------------------------------------------------------------------------------
 iMoneyNet First Tier Retail Money
   Funds Average3                                    5.55%             9.05%4          5.55%             5.07%4
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 Unlike CDs and bank savings accounts, shares of the Fund are not deposits or obligations of, or guaranteed by any bank and the shares are not federally insured or guaranteed by the US government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In addition, unlike the Fund, CDs and bank savings accounts generally offer a fixed rate of return.
2 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of the 3% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. As of October 1, 2000, the Fund reduced its redemption fee from 3% to 2%. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

    The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that it will be able to maintain a stable share value. The Fund holds fixed income securities, money market instruments, futures, options and other instruments, and enters into Wrapper Agreements with financial institutions, such as insurance companies and banks. These agreements are intended to stabilize the value per share. The Fund's investment in derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions.
3 The Lehman 1-3 year Government/Corporate Index, our primary benchmark, is an unmanaged total return index consisting of US Government agency securities, US Government Treasury securities and all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement with an assumed expense level of 0.15%. Money Fund Report Averages, a service of iMoneyNet, Inc., are averages of categories of similar money market funds. Benchmark returns do not reflect expenses, which have been deducted from the Fund's return.
4   Benchmark returns are for the period beginning December 31, 1998.



--------------------------------------------------------------------------------
                                        3

PreservationPlus Income
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
 PORTFOLIO DIVERSIFICATION
 By Sector as of September 30, 2000
 (percentages are based on market value in the Portfolio)
--------------------------------------------------------------------------------
 Financial Services                            18.06%

 Mortgage Backed Securities                    16.20%

 Collateralized Mortgage Obligations           14.50%

 Money Market Fund                             13.60%

 Other Corporate                               11.30%

 Asset Backed                                   9.24%

 Industrial                                     6.42%

 Utilities                                      4.96%

 US Government & Agency Obligations             2.47%

 Foreign Debt                                   2.21%

 US Treasury Bills                              0.83%

 US Treasury Notes                              0.21%
--------------------------------------------------------------------------------

   declined 0.37% to 5.97%, five-year Treasury yields dropped 0.09% to 5.84%, ten-year Treasury yields fell 0.08% to 5.80%, and the thirty-year Treasury yield declined 0.17% to 5.88%. On a calendar basis, Treasuries are shaping up potentially to have their best yearly return since 1995.

o In response to an aggressive Federal Reserve Board, a diminishing supply of longer-dated US Treasuries, and the US Treasury's debt buyback program, the Treasury yield curve became significantly inverted for the first time since 1990. By early March, thirty-year, ten-year, and five-year yields were all lower than two-year Treasury yields.

o These same factors caused the corporate and asset-backed "spread sectors" to comparatively underperform US Treasuries for the fiscal year. Still, the nominal annual return for corporate bonds was 5.87%, and the nominal annual return for asset-backed securities was 6.92%. Higher quality corporate credits significantly outperformed lower quality credits, as investors sought the greater degree of safety associated with higher quality.

SUCH STRONG PERFORMANCE BY THE US FIXED INCOME MARKETS FOR THE FISCAL YEAR WAS ESPECIALLY REMARK-ABLE IN LIGHT OF THE MANY CHALLENGES PRESENTED DURING THE PERIOD.

o In an attempt to quell rising inflation and unsustainably strong economic growth, the Federal Reserve Board raised interest rates by 1.25% through four hikes during the fiscal year. Continuing their gradual approach from the summer of 1999, the Federal Reserve Board raised the targeted federal funds rate by 0.25% at each of their November 1999 and February and March 2000 meetings. As a more aggressive effort to slow the economy, the Federal Reserve Board then raised interest rates by 0.50% in May. Since then, the Federal Reserve Board has chosen not to raise interest rates, primarily based on signs that the economy may be slowing. On September 30, 2000, the targeted federal funds rate stood at 6.50%.

o The US Treasury announced its decision in mid-March to reduce the number of auctions held and to institute a buyback program, whereby the US Treasury would buy back its own thirty-year issues with budget surplus monies. Year-to-date, the Treasury has purchased $22.25 billion of outstanding debt, on schedule to meet their previously announced $30 billion for the year 2000.

o Dominant market technicals shifted during the third calendar quarter, as the Federal Reserve Board appeared to have engineered a comfortable "soft landing" for the US economy. This background created a suitable environment for investors to reenter the credit markets. As a result, the yield curve steepened 0.38% during the quarter, dramatically reversing the significant inversion of the prior six months. The yield curve inverted by as much as 0.76% earlier in the year, but ended the period inverted by only 0.08%. In addition, with the exception of BBB corporates, all major credit-dependent "spread sectors" -- i.e. corporate, mortgage and asset-backed -- outperformed comparable duration Treasuries in the third quarter.

INVESTMENT REVIEW
THE FUND WAS INVESTED ACROSS MAJOR SECTORS OF THE INVESTMENT GRADE FIXED INCOME MARKET. As of September 30, 2000, the portfolio was allocated 40.7% to corporate bonds, 30.7% to mortgage-backed securities, 9.3% to asset-backed securities, 3.5% to US Treasuries/agencies, 2.2% to foreign debt, and 13.6% to cash equivalents.

--------------------------------------------------------------------------------
                                        4

PreservationPlus Income
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

This allocation of fixed income securities was intentionally weighted towards the corporate and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The Fund employed its Global Asset Allocation (GAA) overlay strategy, which evaluates equity, bond, cash, and currency opportunities across domestic and international markets. Additionally the Fund has entered into Wrapper Agreements that are intended to stabilize the Fund's NAV.

THE FUND WAS THE FIRST SEC REGISTERED MUTUAL FUND FOR IRA INVESTORS TO MAKE USE OF WRAPPER AGREEMENTS TO SEEK TO MAINTAIN PRINCIPAL STABILITY IN THE FACE OF FLUCTUATIONS IN VALUES DUE TO CHANGES IN YIELDS. To date, we have negotiated three Wrapper Agreements, each of which covers approximately one third of the fixed income securities and GAA strategy in the Portfolio. Generally speaking, Wrapper Agreements are issued by insurance companies, banks and other financial institutions. The Wrapper Agreements held by the Portfolio as of September 30, 2000 are issued by Bank of America NT&SA, Transamerica Life Insurance & Annuity Co. and Caisse des Depots et Consignations. This was a successful strategy for the Fund.

THE FUND HAS MAINTAINED A HIGH QUALITY PORTFOLIO. The average credit quality of investments in the Fund was AA on September 30, 2000, measured using Standard & Poor's ratings. The average quality of the issuers of the Wrapper Agreements improved from AA to AA+ over the twelve month period, measured using Standard & Poor's ratings. The Fund's duration at September 30, 2000 stood at 3.42 years.

MANAGER OUTLOOK
With the US economy showing signs of coming into better balance, i.e. with demand moderating and productivity rising, the outlook for the US financial markets has improved. Indeed, we feel more confident now that the economy may be able to achieve a relatively smooth adjustment to a more sustainable growth path by 2001. Still, recent developments could easily prove ephemeral, and we continue to expect that some additional firming of financial market conditions will yet be needed to correct the economy's lingering imbalances. While the likelihood of a really severe landing has receded, it has by no means been eliminated. And even the most graceful of "soft landings" would likely entail a less favorable growth/inflation/profits mix than the virtual nirvana that has underpinned the US equity markets in recent years.

Thus, we remain cautious about the outlook for the US fixed income markets, although less so than at almost any time in the last year or so when there was little evidence that the adjustment process needed by the US economy was underway. We agree with the consensus outlook that the Federal Reserve Board is nearing the end of its tightening bias. Further, the supply/demand picture for US bonds is constructive.

We maintain our long-term perspective for the Fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value per share. Our strategy is to continue to focus on selecting the highest quality spread sector assets at the maximum yield possible, while normally maintaining a 10% cash allocation to provide liquidity. This liquidity facilitates the management of daily investor cash flows. Additionally, we expect the GAA overlay to boost potential returns, as long as world economic momentum continues to build.

We value your support of PreservationPlus Income and look forward to serving your investment needs in the years ahead.

/S/SIGNATURES/ERIC KIRSCH, JOHN AXTELL AND LOUIS R. D'ARIENZO

Eric Kirsch, John Axtell and Louis R. D'Arienzo
Portfolio Managers of the
PRESERVATIONPLUS INCOME PORTFOLIO
September 30, 2000

--------------------------------------------------------------------------------
                                        5

PreservationPlus Income
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

PRESERVATIONPLUS INCOME
GROWTH OF A $10,000 INVESTMENT (SINCE DECEMBER 23, 19981)

[line graph omitted]
plot points as follows:

       PreservationPlus     Lehman 1-3 Year   IMoneyNet First   Wrapped Lehman
       Income Fund      Government/Corporate  Tier Retail Money  Intermediate
                                 Index         MarketUniverse   Aggregate Index
12/98           10011            10000            10000             10000
3/99            10137            10072            10107             10132
6/99            10282            10128            10215             10269
9/99            10446            10252            10331             10411
12/99           10611            10316            10458             10558
3/00            10780            10446            10594             10708
6/00            10958            10619            10742             10868
9/00            11138            10864            10903             11032


      Average Annual Total Return for the Periods Ended September 30, 2000
                      (excluding 3% maximum redemption fee)

                    One Year 6.65%   Since 12/23/981 6.27%

--------------------------------------------------------------------------------
Benchmark returns are for the period beginning December 31, 1998.
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of the 3% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. As of October 1, 2000, the Fund reduced its redemption fee from 3% to 2%. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

The Lehman 1-3 year Government/Corporate Index, our primary benchmark, is an unmanaged total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement with an assumed expense level of 0.15%. Money Fund Report Averages, a service of iMoneyNet, Inc., are averages of categories of similar money market funds.

--------------------------------------------------------------------------------
                                        6

PreservationPlus Income
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
   Investment in PreservationPlus Income Portfolio, at Value           $278,075
   Receivable for Shares of Beneficial Interest Subscribed                1,193
   Due from Bankers Trust                                                 5,044
                                                                       --------
Total Assets                                                            284,312
                                                                       --------
LIABILITIES
   Dividend Payable                                                       1,280
   Accrued Expenses and Other                                            63,556
                                                                       --------
Total Liabilities                                                        64,836
                                                                       --------
NET ASSETS                                                             $219,476
                                                                       ========
COMPOSITION OF NET ASSETS
   Paid-in Capital                                                     $221,864
   Accumulated Net Realized Loss from Investment, Futures,
     Foreign Currency and Forward Foreign Currency Transactions          (3,240)
   Net Unrealized Appreciation on Investments, Futures, Foreign
     Currency and Forward Foreign Currency Transactions                   4,020
   Unrealized Depreciation on Wrapper Agreements                         (3,168)
                                                                       --------
NET ASSETS                                                             $219,476
                                                                       ========
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of
   shares of beneficial interest authorized)                             21,948
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)                          $  10.00
                                                                       ========




See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        7

PreservationPlus Income
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                               FOR THE YEAR ENDED
                                                                               SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income Allocated from PreservationPlus Income Portfolio, Net                    $ 13,574
                                                                                   --------
EXPENSES
   Printing and Shareholder Reports                                                  38,581
   Professional Fees                                                                 16,536
   Trustees Fees                                                                      3,934
   Administration and Services Fees                                                     662
   Miscellaneous                                                                      3,572
                                                                                   --------
Total Expenses                                                                       63,285
Less: Fee Waivers or Expense Reimbursements                                         (62,061)
                                                                                   --------
Net Expenses                                                                          1,224
                                                                                   --------
NET INVESTMENT INCOME                                                                12,350
                                                                                   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FOREIGN CURRENCIES, FORWARD
   FOREIGN CURRENCY  TRANSACTIONS,  FUTURES AND WRAPPER  AGREEMENTS
   Net Realized Gain (Loss) from:
     Investment Transactions                                                         (1,383)
     Foreign Currency Transactions                                                      166
     Forward Foreign Currency Transactions                                             (201)
     Futures Transactions                                                               736
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currency, Forward Foreign Currency and Futures Transactions              3,667
   Net Change in Unrealized Appreciation/Depreciation on Wrapper Agreements          (2,985)
                                                                                   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
   FORWARD FOREIGN CURRENCY TRANSACTIONS, FUTURES AND
   WRAPPER AGREEMENTS                                                                    --
                                                                                   --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $ 12,350
                                                                                   ========



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        8

PreservationPlus Income
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                         FOR THE            DECEMBER 23, 19981
                                                                       YEAR ENDED                 THROUGH
                                                                   SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS
   Net Investment Income                                                $  12,350                  $  2,824
   Net Realized (Loss) from Investment, Foreign
     Currency, Forward Foreign Currency and
     Futures Transactions                                                    (682)                     (170)
   Net Change in Unrealized Appreciation/Depreciation on
     Investments, Foreign Currencies, Forward Foreign
     Currencies and Futures                                                 3,667                       353
   Net Change in Unrealized Depreciation on Wrapper
     Agreements                                                            (2,985)                     (183)
                                                                        ---------                 ---------
   Net Increase in Net Assets Resulting from Operations                    12,350                     2,824
                                                                        ---------                 ---------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income                                                  (12,350)                   (2,824)
                                                                        ---------                 ---------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares                                          202,238                   447,190
   Dividend Reinvestments                                                  11,523                     1,781
   Cost of Shares Sold                                                   (111,874)                 (331,382)
                                                                        ---------                 ---------
Net Increase in Net Assets from Capital Transactions in
   Shares of Beneficial Interest                                          101,887                   117,589
                                                                        ---------                 ---------
TOTAL INCREASE IN NET ASSETS                                              101,887                   117,589
NET ASSETS
   Beginning of Period                                                    117,589                        --
                                                                        ---------                 ---------
   End of Period                                                        $ 219,476                 $ 117,589
                                                                        =========                 =========

--------------------------------------------------------------------------------
1 Commencement of operations.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        9

PreservationPlus Income
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                         FOR THE            DECEMBER 23, 19981
                                                                       YEAR ENDED                 THROUGH
                                                                   SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.00                   $10.00
                                                                             ------                   ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                       0.65                     0.44
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income                                                      (0.65)                   (0.44)
                                                                             ------                   ------
NET ASSET VALUE, END OF PERIOD                                               $10.00                   $10.00
                                                                             ======                   ======
TOTAL INVESTMENT RETURN                                                        6.65%                    4.46%2
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Period (000s omitted)                                  $  219                   $  118
   Ratios to Average Net Assets:
     Net Investment Income                                                     6.52%                    5.85%3
     Expenses After Waivers, Including Expenses of the
        PreservationPlus Income Portfolio                                      1.00%                    0.89%3
     Expenses Before Waivers, Including Expenses of the
        PreservationPlus Income Portfolio                                     34.37%                  228.00%3

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Return is not annualized.
3 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

PreservationPlus Income
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. PreservationPlus Income (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations and offering shares of beneficial interest on December 23, 1998.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the "Portfolio"). The Portfolio is a series of BT Investment Portfolios and is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 2000, the Fund's investment was approximately 0.14% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and net realized and unrealized gains and losses (including Wrapper Agreements) of the Portfolio are allocated pro rata among the investors in the Portfolio on a daily basis.

Securities transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are computed on the basis of identified cost. The realized and unrealized gains and losses in the Statement of Operations represent the Fund's pro rata interest in the realized and unrealized gains and losses of the Portfolio including the offsetting valuation change of the Wrapper Agreements.

D. DISTRIBUTIONS
It is the Fund's policy to declare dividends daily and distribute dividends monthly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carry-forwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody, and shareholder

--------------------------------------------------------------------------------
                                       11

PreservationPlus Income
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirectly wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of .35% of average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Fund and the Portfolio through January 31, 2010, to the extent necessary, to limit all expenses to 1.50%. Furthermore, Bankers Trust has agreed to waive its fees voluntarily and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.00% of the average daily net assets of the Fund, including expenses of the Portfolio. Bankers Trust may terminate these voluntary waivers and reimbursements at anytime without notice to the shareholders.

The Fund is also subject to shareholder servicing fees in the maximum amount of .25% of average daily net assets.

Shareholder transaction expenses are charges paid when investors buy, redeem or exchange shares. Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares or redemptions from 401(k) plans or IRA's that are not qualified are subject to a 3% fee if the "interest rate trigger" is active. As of October 1, 2000, the redemption fee was reduced to 2%.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3 -- SHARES OF BENEFICIAL INTEREST
At September 30, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest for the year ended September 30, 2000 were as follows:

                                      FOR THE PERIOD
                    FOR THE         DECEMBER 23, 19981
                  YEAR ENDED              THROUGH
              SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
             -------------------   ---------------------
              SHARES     AMOUNT     SHARES     AMOUNT
             -------- ----------   -------   ---------
Sold          20,225  $ 202,238     44,719   $ 447,190
Reinvested     1,152     11,523        178       1,781
Redeemed     (11,188)  (111,874)   (33,138)   (331,382)
             -------  ---------    -------   ---------
Net Increase  10,189  $ 101,887     11,759   $ 117,589
             =======  =========    =======   =========

--------------------------------------------------------------------------------
1 Commencement of operations.

NOTE 4 -- CAPITAL LOSSES
At September 30, 2000 capital loss carryforwards available as a reduction against future net realized capital gains consisted of $121 and $1,793 which will expire in September 2007 and 2008, respectively. In addition, the Fund has deferred a post October capital loss of $1,266 to the next year.

NOTE 5 -- FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BT PreservationPlus Income Fund to PreservationPlus Income.

--------------------------------------------------------------------------------
                                       12

PreservationPlus Income
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
BT Investment Funds -- PreservationPlus Income

We have audited the accompanying statement of assets and liabilities of PreservationPlus Income (the "Fund") as of September 30, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income at September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.

S/SIGNATURE ERNST & YOUNG LLP

Philadelphia, Pennsylvania
November 3, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For theYear Ended September 30, 2000

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Of the net investment income distributions made during the fiscal year ended September 30, 2000, 5.39% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

--------------------------------------------------------------------------------
                                       13

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT             SECURITY                  VALUE
--------------------------------------------------------------------------------

            INVESTMENTS IN UNAFFILIATED ISSUERS
            ASSET-BACKED SECURITIES -- 9.3%
            California Infrastructure PG&E:

$2,000,000    6.38%, 9/25/08               $ 1,966,440
 2,000,000    6.42%, 9/25/08                 1,966,390
            Chase Funding Mortgage Loan,
 3,000,000    7.674%, 10/25/19               3,024,180
            Chemical Credit Card Master Trust,
 3,000,000    7.09%, 2/15/09                 3,024,360
            Copelco Capital Funding  Corp.,
 3,000,000    7.12%, 8/18/03                 3,014,055
            Providian Master Trust,
 2,500,000    7.49%, 8/17/09                 2,560,087
            Residential Funding Mortgage
              Securities,
 3,000,000    8.00%, 5/25/13                 3,019,995
                                           -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $18,220,672)                       18,575,507
                                           -----------
            CORPORATE DEBT -- 40.7%
            FINANCIALS -- 18.1%
            Abbey National PLC,
 1,000,000    6.69%, 10/17/05                  982,711
            ABN Amro Bank, NV,
 1,000,000    7.25%, 5/31/05                 1,005,925
            Allstate Corp.,
 1,000,000    7.20%, 12/1/09                   972,080
            American General Finance,
 1,440,000    5.875%, 12/15/05               1,355,926
            Aristar, Inc.,
 1,600,000    6.00%, 5/15/02                 1,575,234
            Associates Corp.,
 1,500,000    8.55%, 7/15/09                 1,579,605
            Avco Financial Services,
   425,000    6.00%, 8/15/02                   417,035
            Bank of Tokyo - Mitsubishi,
 1,000,000    8.40%, 4/15/10                 1,017,345
            BankBoston,
 1,000,000    6.50%, 12/19/07                  951,701
            Bear Stearns Co., Inc.,
 1,000,000    7.625%, 2/1/05                 1,012,470
            Bombardier Capital Inc.,
 1,000,000    7.30%, 12/15/02                  993,978
            CIT Group, Inc.,
 1,000,000    7.125%, 10/15/04                 997,355
            Citifinancial,
 1,000,000    6.50%, 8/1/04                    981,051
            CNA Financial,
 1,000,000    6.45%, 1/15/08                   884,230
            Deutsche Telekom International
              Finance,
 1,000,000    7.75%, 6/15/05                 1,023,691
            Everest Reins Holding, Co.,
 1,000,000    8.75%, 3/15/10                 1,044,333
            Ford Motor Credit Corp.:
 1,000,000    7.50%, 6/15/03                 1,009,468
 2,000,000    7.375%, 10/28/09               1,955,760
            General Electric Capital  Corp.,
 1,000,000    6.75%, 9/11/03                 1,002,039
            General Motors Acceptance Corp.,
 2,000,000    7.75%, 1/19/10                 2,022,820
            Heller Financial  Inc.,
 1,000,000    7.875%, 5/15/03                1,015,025
            Household Finance Corp.,
 1,000,000    6.50%, 11/15/08                  937,710
            J.P. Morgan & Co., Inc.,
 1,000,000    6.00%, 1/15/09                   920,038
            Lehman Brothers Holdings:
   950,000    6.625%, 12/27/02                 943,040
   775,000    8.25%, 6/15/07                   802,265
            Merrill Lynch & Co.,
 1,000,000    6.64%, 9/19/02                   997,314
            Morgan Stanley Dean Witter,
 1,600,000    7.00%, 10/1/13                 1,535,699
            Paine Webber Group, Inc.,
 1,000,000    6.375%, 5/15/04                  977,028
            Santander Financial Issuance,
 1,500,000    6.80%, 7/15/05                 1,466,496
            Suntrust Banks Inc.,
 1,000,000    7.75%, 5/1/10                  1,024,672
            Transamerica Finance Corp.,
 1,000,000    7.25%, 8/15/02                 1,001,849
            Wells Fargo & Co.,
 1,000,000    7.25%, 8/24/05                 1,012,063
            Westdeutsche Landesbank NY,
 1,000,000    6.05%, 1/15/09                   913,927
                                           -----------
                                            36,331,883
                                           -----------
            INDUSTRIAL -- 6.4%
            Delphi Auto Systems Corp.,
 1,000,000    6.50%, 5/1/09                    914,038
            News America Holdings,
 1,000,000    8.50%, 2/15/05                 1,043,724
            Northrop-Grumman Corp.,
 1,000,000    7.00%, 3/1/06                    975,052



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT             SECURITY                  VALUE
--------------------------------------------------------------------------------

            Paramount Communications,
$1,000,000    7.50%, 1/15/02               $ 1,003,538
            Pepsi Bottling Holdings,
 1,000,000    5.625%, 2/17/09                  894,216
            Raytheon Co.(144a),
 1,000,000    7.90%, 3/1/03                  1,016,893
            Tele-Commun Inc.,
 1,000,000    9.25%, 4/15/02                 1,033,361
            Time Warner, Inc.,
 1,000,000    7.48%, 1/15/08                   998,776
            TYCO International  Group,
 1,000,000    5.875%, 11/1/04                  955,097
            Tyson Foods Inc.,
 1,000,000    6.75%, 6/1/05                    969,865
            Union Pacific Corp.,
 1,000,000    7.25%, 11/1/08                   977,120
            USX Corporation,
 1,000,000    9.375%, 2/15/12                1,109,554
            Viacom, Inc.,
 1,000,000    7.70%, 7/30/10                 1,020,291
                                           -----------
                                            12,911,525
                                           -----------
            UTILITIES -- 4.9% AT&T Corp.,
 1,000,000    6.50%, 3/15/29                   832,165
            Clear Channel Communications,
 1,000,000    7.25%, 9/15/03                 1,001,834
            Coastal Corp,
 1,000,000    7.75%, 6/15/10                 1,014,905
            Conoco  Inc.,
 1,000,000    6.35%, 4/15/09                   947,877
            Dynegy  Holdings, Inc.,
 1,000,000    8.125%, 3/15/05                1,025,802
            GTE California, Inc.,
 1,000,000    5.50%, 1/15/09                   882,915
            MCI Worldcom, Inc.,
 1,000,000    6.95%, 8/15/06                   984,894
            Nigara Mohawk Power,
 1,000,000    7.75%, 10/1/08                 1,005,649
            Southern Carolina Electric & Gas,
 1,000,000    7.50%, 6/15/05                 1,016,676
            Tosco Corp.,
 1,250,000    7.625%, 5/15/06                1,257,296
                                           -----------
                                             9,970,013
                                           -----------
            OTHER -- 11.3%
            Atlantic Richfield Bpa,
 1,000,000    10.875%, 7/15/05               1,167,770
            Compaq Computer,
 1,000,000    7.45%, 8/1/02                  1,003,899
            Cox Communication, Inc.,
 1,000,000    7.50%, 8/15/04                 1,008,591
            DaimlerChrysler  NA Holdings:
 1,000,000    6.59%, 6/18/02                   999,424
 1,000,000    7.125%, 4/10/03                1,002,518
            Deere & Co.,
 1,000,000    7.85%, 5/15/10                 1,018,241
            Delta Air Lines,
 1,000,000    7.90%, 12/15/09                  957,431
            Duke Capital Corp.,
 1,000,000    7.50%, 10/1/09                 1,002,585
            Federated Department Stores,
 1,000,000    6.90%, 4/1/29                    783,027
            Goodyear Tire & Rubber,
 1,000,000    8.50%, 3/15/07                 1,028,577
            Hertz Corp.,
   850,000    7.00%, 7/1/04                    839,834
            Kroger Co.,
 1,000,000    7.45%, 3/1/08                    967,269
            Lockheed Martin Corp.,
 1,137,000    7.25%, 5/15/06                 1,126,196
            Marriott International,
 1,000,000    6.875%, 11/15/05                 966,446
            Occidental Petroleum,
 1,000,000    7.375%, 11/15/08                 987,262
            Phillips Petro,
 1,000,000    8.50%, 5/25/05                 1,056,080
            PP&L Capital Funding, Inc.,
 1,000,000    8.375%, 6/15/07                1,007,045
            Seagrams & Sons,
 1,000,000    6.25%, 12/15/01                  988,951
            Sears Roebuck Acceptance,
 1,000,000    6.00%, 3/20/03                   971,635
            Sprint Capital Corp,
 1,000,000    6.875%, 11/15/28                 853,295
            TRW, Inc.,
 1,000,000    6.50%, 6/1/02                    984,271
            Vodafone Airtouch PLC,
 1,000,000    7.75%, 2/15/10                 1,019,210
            Wal-Mart Stores,
 1,000,000    6.875%, 8/10/09                  987,450
                                           -----------
                                            22,727,007
                                           -----------
TOTAL CORPORATE DEBT
   (Cost $80,879,930)                       81,940,428
                                           -----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT             SECURITY                  VALUE
--------------------------------------------------------------------------------

            FOREIGN DEBT -- 2.2%
            Celulosa Arauco y Constitu,
$1,000,000    6.75%, 12/15/03               $  962,445
            Corp Andina de Fomento,
 1,000,000    7.75%, 3/1/04                  1,007,887
            Hanson Overseas B.V.,
 1,000,000    7.375%, 1/15/03                1,003,481
            HSBC Holding PLC,
 1,000,000    7.50%, 7/15/09                   995,530
            Koninklijke Kpn NV (144a),
   500,000    7.50%, 10/1/05                   502,250
                                           -----------
TOTAL FOREIGN DEBT
   (Cost $4,448,865)                         4,471,593
                                           -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.5%
            Bank of America Mortgage Securities,
 3,000,000    5.90%, 4/25/29                 2,873,220
            Bear Stearns Commercial Mortgage
              Securities:
   112,485    7.64%, 2/15/09                   115,611
 2,000,000    7.78%, 2/15/10                 2,079,858
 1,000,000    7.11%, 1/15/32                 1,002,500
            Chase Mortgage Finance Corp.,
 3,000,000    6.75%, 8/25/29                 2,898,060
            Citigroup Mortage Securities, Inc.,
 3,000,000    6.50%, 7/25/28                 2,899,998
            First Union, Lehman Brothers Bank
              of America,
   348,659    6.28%, 6/18/07                   341,738
            First Union National Bank
              Commercial Mortgage,
 1,176,612    7.184%, 9/15/08                1,187,697
            GE Capital Mortgage Services, Inc.,
   885,267    6.00%, 7/25/29                   846,276
            LB-UBS Commercial Mortgage Trust,
 2,483,604    7.95%, 7/15/09                 2,593,794
            LB Comm Conduit Mortgage Trust,
 2,938,963    6.41%, 8/15/07                 2,882,878
            Morgan Stanley Capital Inc.,
 2,589,508    6.76%, 11/15/08                2,561,515
            Vendee Mortgage Trust,
   134,958    7.50%, 8/15/17                   135,133
            PNC Mortgage Acceptance Corp,
 1,974,920    7.52%, 7/15/08                 2,015,935
            Residential Funding Mortgage
              Securities:
   890,490    6.75%, 4/25/29                   856,683
 3,000,000    7.10%, 12/25/29                2,936,790
            Norwest Asset Securities Corp.,
   949,991    6.75%, 8/25/29                   929,457
                                           -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $28,608,339)                       29,157,143
                                           -----------
            MORTGAGE BACKED SECURITIES-- 16.2%
            FGLMC GOLD,
 4,530,948    7.50%, 10/1/24                 4,557,834
            FHLMC GOLD,
   883,167    8.00%, 3/1/27                    897,848
            FNCL:
 3,957,620    8.00%, 5/1/25                  4,012,531
 2,198,135    8.00%, 9/1/26                  2,228,634
 2,048,096    7.50%, 7/1/27                  2,045,151
 5,497,106    7.50%, 9/1/27                  5,489,201
 5,502,180    8.00%, 9/1/27                  5,578,523
   953,664    6.50%, 9/1/28                    916,706
   991,535    6.50%, 10/1/28                   953,110
   950,530    6.50%, 12/1/28                   913,694
            FNMA,
 4,881,987    7.369%, 1/17/13                4,985,180
                                           -----------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $32,397,584)                       32,578,412
                                           -----------
            US TREASURY SECURITY -- 0.2%
            US Treasury Note,
   440,000    5.25%, 5/15/04                   430,513
                                           -----------
TOTAL US TREASURY SECURITY
   (Cost $431,613)                             430,513
                                           -----------
            US GOVERNMENT & AGENCY OBLIGATIONS -- 2.5%
            FHLB,
 1,000,000    6.875%, 7/18/02                1,006,398
            FHLMC,
 4,000,000    6.25%, 7/15/04                 3,961,912
                                           -----------
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $4,895,298)                         4,968,310
                                           -----------




See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       16

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT/
   SHARES             SECURITY                  VALUE
--------------------------------------------------------------------------------

            SHORT-TERM INSTRUMENTS -- 14.4%
            US TREASURY BILLS -- 0.8%
            US Treasury Bill,
$1,675,000    5.945%, 10/19/00            $  1,670,436
                                          ------------
            INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
            MUTUAL FUNDS -- 13.6%
27,349,793   Cash Management Institutional, 27,349,793
                                          ------------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $29,020,351)                       29,020,229
                                          ------------
TOTAL INVESTMENTS
   (Cost $198,902,652)            100.0%  $201,142,135
                                          ------------
WRAPPER AGREEMENTS1
Bank of America NT&SA                      $  (289,672)
Caisse des Depots et Consignations            (932,194)
TransAmerica Life Insurance & Annuity Co.     (430,302)
                                           -----------
TOTAL WRAPPER AGREEMENTS           (0.9)%   (1,652,168)
                                           -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES                      0.9%     1,660,506
                                  -----    -----------
NET ASSETS                        100.0%  $201,150,473
                                  =====   ============

--------------------------------------------------------------------------------
1 Wrapper Agreements -- Each Wrapper Agreement obligates the wrapper provider to maintain the book value of a portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.

The following abbreviations are used in portfolio descriptions:
FGLMC   -- Federal Government Loan Mortgage Company
FHLMC   -- Federal Home Loan Mortgage Corporation
FNCL    -- Federal National Mortgage Association Class Loan
FNMA    -- Federal National Mortgage Association

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


--------------------------------------------------------------------------------

                                                                              SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------
ASSETS
   Investment in Unaffiliated Issuers at Value (Cost of $171,552,859)             $173,792,342
   Investments in Affiliated Investment Company, at Value (Cost of $27,349,793)     27,349,793
   Interest Receivable1                                                              2,362,139
   Cash                                                                                834,702
   Unrealized Appreciation on Forward Foreign Currency Contracts                       101,634
   Prepaid Expenses and Other                                                           71,734
   Due from Bankers Trust                                                              136,657
                                                                                  ------------
 Total Assets                                                                      204,649,001
                                                                                  ------------
LIABILITIES
   Payable for Securities Purchased                                                  1,504,494
   Wrapper Agreements                                                                1,652,168
   Variation Margin Payable on Futures Transactions                                    244,836
   Accrued Expenses and Other                                                           97,030
                                                                                  ------------
Total Liabilities                                                                    3,498,528
                                                                                  ------------
NET ASSETS                                                                        $201,150,473
                                                                                  ============

--------------------------------------------------------------------------------
1 Includes $142,450 from the Portfolio's investment in Cash Management Institutional.



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                                                 FOR THE YEAR ENDED
                                                                                 SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest Income                                                                  $7,781,365
   Credited Rate Interest                                                              567,056
                                                                                    ----------
Total Investment Income                                                              8,348,421
                                                                                    ----------
EXPENSES
   Advisory Fees                                                                       721,834
   Wrapper Fees                                                                        221,268
   Professional Fees                                                                    55,476
   Administration and Service Fees                                                      55,317
   Trustees Fees                                                                         3,261
   Miscellaneous                                                                        16,187
                                                                                    ----------
Total Expenses                                                                       1,073,343
Less: Fee Waivers or Expense Reimbursements                                           (687,148)
                                                                                    ----------
Net Expenses                                                                           386,195
                                                                                    ----------
NET INVESTMENT INCOME                                                                7,962,226
                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FOREIGN CURRENCIES, FORWARD
   FOREIGN CURRENCY  TRANSACTIONS,  FUTURES AND WRAPPER  AGREEMENTS Net Realized
   Gain (Loss) from:
     Investment Transactions                                                          (742,746)
     Foreign Currency Transactions                                                      82,319
     Forward Foreign Currency Transactions                                             (78,093)
     Futures Transactions                                                              793,273
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currency, Forward Foreign Currency and
     Futures Transactions                                                            2,575,837
   Net Change in Unrealized Appreciation/Depreciation on Wrapper Agreements         (2,630,590)
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
   FORWARD FOREIGN CURRENCY TRANSACTIONS, FUTURES AND
   WRAPPER AGREEMENTS                                                                       --
                                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $7,962,226
                                                                                    ==========




See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       19

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                         FOR THE            DECEMBER 23, 19981
                                                                       YEAR ENDED                 THROUGH
                                                                   SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income                                             $ 7,962,226               $   597,975
   Net Realized Gain (Loss) from Investment, Foreign
     Currency, Forward Foreign Currency and Futures
     Transactions                                                         54,753                   (32,820)
   Net Change in Unrealized Appreciation/Depreciation
     on Investments, Foreign Currencies, Forward
     Foreign Currencies and Futures                                    2,575,837                  (329,564)
   Net Unrealized Appreciation/Depreciation on
     Wrapper Agreements                                               (2,630,590)                  362,384
                                                                    ------------              ------------
Net Increase in Net Assets from Operations                             7,962,226                   597,975
                                                                    ------------              ------------
CAPITAL TRANSACTIONS
   Proceeds from Capital Invested                                    186,286,635                44,761,026
   Value of Capital Withdrawn                                        (19,193,385)              (19,264,004)
                                                                    ------------              ------------
Net Increase in Net Assets from Capital Transactions                 167,093,250                25,497,022
                                                                    ------------              ------------
TOTAL INCREASE IN NET ASSETS                                         175,055,476                26,094,997
NET ASSETS
   Beginning of Period                                                26,094,997                        --
                                                                    ------------              ------------
   End of Period                                                    $201,150,473              $ 26,094,997
                                                                    ============              ============

--------------------------------------------------------------------------------
1 Commencement of operations.



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       20

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                         FOR THE            DECEMBER 23, 19981
                                                                       YEAR ENDED                 THROUGH
                                                                   SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Period (000s omitted)                             $201,150                $26,095
   Ratios to Average Net Assets:
     Net Investment Income                                                  7.33%                  6.47%2
     Expenses After Waivers                                                 0.35%                  0.49%2
     Expenses Before Waivers                                                0.99%                  1.41%2
   Portfolio Turnover Rate                                                  0%3                  149%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Annualized.
3 Less than 1%.



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       21

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The BT Investment Portfolios (the "Portfolio Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio Trust was organized as an unincorporated trust under the laws of New York. The PreservationPlus Income Portfolio (the "Portfolio"), one of the series of the Portfolio Trust, was organized and began operations on December 23, 1998. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities are normally valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued by Bankers Trust Company pursuant to procedures adopted by the Portfolio's Board of Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus the crediting rate adjustment) on the applicable covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis. The credited rate interest represents the actual interest earned on covered assets under the Portfolio's Wrapper Agreements (the "agreements") plus or minus an adjustment for an amount receivable from or payable to the wrapper provider based on fluctuations in the market value of covered assets under the agreements.

All of the net investment income and net realized and unrealized gains and losses (including the Wrapper Agreements) of the Portfolio are allocated pro rata to the investors in the Portfolio on a daily basis.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into "TBA" (to be announced) commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Securities" above.

E. FOREIGN CURRENCY TRANSACTIONS
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or

--------------------------------------------------------------------------------
                                       22

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

with respect to the Portfolio's investments. The net US dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. OPTION CONTRACTS
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .70% of the Portfolio's average daily net assets, less advisor fees paid for the pro rata amount due to investment in Cash Management Institutional.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio through January 31, 2010, to the extent necessary, to limit all expenses to .35% of the average daily net assets of the Portfolio.

The Portfolio may invest in Cash Management Institutional ("Cash Management"), an open-end management




--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended September 30, 2000 amounted to $1,146,506, and are included in interest income.

At September 30, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for the Portfolio under the credit facility for the year ended September 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2000, were $151,662,183 and $250,000, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2000, was $198,902,652. The aggregate gross unrealized appreciation was $2,624,555, and the aggregate gross unrealized depreciation for all investments was $385,072 as of September 30, 2000.

NOTE 4 -- WRAPPER AGREEMENTS
The Portfolio will enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrapper Providers") that are rated, at the time of purchase, in one of the top two long-term rating categories by Moody's or S&P. A wrapper agreement is a derivative instrument that is designed to protect the portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

A default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders.

--------------------------------------------------------------------------------
                                       24

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 5 -- FUTURES CONTRACTS
As of September 30, 2000 the Portfolio had the following obligations under these financial instruments.

                                                                                                       UNREALIZED
                                                                                                      APPRECIATION
TYPE OF FUTURES                     EXPIRATION       CONTRACTS     POSITION       MARKET VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
S&P/Toronto Stock Exchange
   60 Index Futures              December 18, 2000       85          Long         $ 7,057,713          $(350,508)
SPI Futures                      January 2, 2000         58          Long           2,610,019            (23,573)
US10 Year Note Futures           December 20, 2000       32          Long           3,207,000              4,856
Euro BondFutures                 December 8, 2000        20          Long           1,857,700              3,898
CAC40 Euro Index Futures         November 1, 2000        20          Long           1,110,121            (62,638)
Long Gilt Futures                December 28, 2000        8          Long           1,338,039              6,620
Dax Index Futures                December 18, 2000        4          Long             606,355            (31,112)
Topix Index Futures              December 8, 2000        (3)         Short           (408,220)             3,712
S&P 500 Index Futures            December 15, 2000      (16)         Short         (5,814,800)           246,104
FTSE 100 Index Futures           December 18, 2000      (25)         Short         (2,346,692)           102,366
Australian 10 Year Bond Futures  December 18, 2000      (41)         Short         (3,171,966)            23,057
Canadian 10 Year Bond Futures    December 29, 2000      (99)         Short         (6,689,083)           (22,241)
------------------------------------------------------------------------------------------------------------------------
                                                                                        Total          $ (99,459)
------------------------------------------------------------------------------------------------------------------------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "market value" presented above represents the Portfolio's total exposure in such contracts whereas only the net unrealized appreciation/depreciation is reflected in the Portfolio's net assets.

NOTE 6 -- FORWARD FOREIGN CURRENCY CONTRACTS
As of September 30, 2000, the Portfolio had the following open forward foreign currency contracts:

                                                                                                    NET UNREALIZED
                                                                                                     APPRECIATION
                                                                                       CONTRACT     (DEPRECIATION)
CONTRACTS                                IN EXCHANGE FOR        SETTLEMENT DATE       VALUE (US$)        (US$)
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO DELIVER
---------------------------------------------------------------------------------------------------------------------
Australian Dollar 1,170,000          US Dollars  $  661,202        10/6/2000           $  633,619      $ 27,583
British Pound       584,000          US Dollars     845,801        10/6/2000              863,444       (17,643)
Canadian Dollar   7,419,000          US Dollars   5,008,946        10/5/2000            4,930,770        78,176
Japanese Yen     35,487,000          US Dollars     337,409        10/6/2000              328,401         9,008
---------------------------------------------------------------------------------------------------------------------
                                                                                            Total      $ 97,124
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO RECEIVE
---------------------------------------------------------------------------------------------------------------------
Euro              2,408,000          US Dollars $2,120,365         10/6/2000           $2,124,875       $ 4,510
---------------------------------------------------------------------------------------------------------------------
                                                                                            Total         4,510
---------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation      $101,634
---------------------------------------------------------------------------------------------------------------------

NOTE 7 -- PORTFOLIO NAME CHANGE
On January 31, 2000, the Portfolio changed its name from BT PreservationPlus Income Portfolio to PreservationPlus Income Portfolio.

--------------------------------------------------------------------------------
                                       25

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
BT Investment Portfolios -- PreservationPlus Income Portfolio

We have audited the accompanying statement of assets and liabilities of PreservationPlus Income Portfolio (the "Portfolio") as of September 30, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Portfolio's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income Portfolio at September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.

S/SIGNATURE ERNST & YOUNG LLP

Philadelphia, Pennsylvania
November 3, 2000

--------------------------------------------------------------------------------
                                       26

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.




PreservationPlus Income                                       CUSIP #055922660
                                                              1722ANN (9/00)

Distributed by:
ICC Distributors, Inc.